UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2008

______________

CHINA DIRECT, INC.

(Exact name of registrant as specified in charter)

______________

Florida	0-26415	13-3876100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 Fairway Drive, Suite 200, Deerfield Beach, Florida  33441

(Address of principal executive offices)

(954) 363-7333

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

REGULATION FD DISCLOSURE

On March 28, 2008, a draft version of a China Direct, Inc. (the “Company”) “corporate profile” marketing document for April 2008 (the “Document”) was inadvertently posted on the Company’s website, www.cdii.net, which is currently in the process of migrating to a new website design.  The Document, which contained material, non public, Company financial information appeared on the Company’s website for approximately twenty four hours commencing at approximately 5:00 pm EST on Friday, March 28, 2008.

A copy of the Document is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this current report on Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

Exhibit No.	Description
99.1	China Direct, Inc. Corporate Profile document, April 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIRECT, INC.

Date: March 31, 2008	By:	/s/ DAVID STEIN
David Stein
Chief Operating Officer

3